Franklin Credit Holding Corporation 8-K

Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re Franklin Credit Holding Corporation_____________________	Case No. 12-24411_____________________
Debtor
INITIAL MONTHLY OPERATING REPORT
File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation.
Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession."
Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

	Document	Explanation
REQUIRED DOCUMENTS	Attached	Attached
12-Month Cash Flow Projection (Form IR-1)	Yes
Certificates of Insurance:
Workers Compensation	N/A
Property	N/A
General Liability	Yes
Vehicle	N/A
Other:____________________	N/A
Identify areas of self-insurance w/liability caps	N/A
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account	N/A
General Operating Account	Yes
Money Market Account pursuant to Local Rule 4001-3 for the	N/A
District of Delaware only. Refer to:	N/A
http://www.deb.uscourts.gov/
Other:_________________________________
Retainers Paid (Form IR-2)	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

_______________________________________	________________________________
Signature of Debtor	Date

_______________________________________	________________________________
Signature of Joint Debtor	Date

____/s/ Kimberley Shaw____________________	June 19, 2012
Signature of Authorized Individual*	Date

__Kimberley Shaw_________________________	SVP of Finance and Controller
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
FORM IR
(4/07)

In re FRANKLIN CREDIT HOLDING CORPORATION										Case No. 12-24411 (DHS)
Debtor
CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: June 4, 2012 through June 3, 2013

This schedule must be filed with the Court and a copy submitted to the United States Trustee within 15 days after the order for relief. Amended cash flow projections should be submitted as necessary.

	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Month	Total
	June	July	Aug	Sept	Oct	Nov	Dec	Jan	Feb	March	April	May
	2012	2012	2012	2012	2012	2012	2012	2013	2013	2013	2013	2013
Cash Beginning of Month	55,373	7,123	224,476	206,154	191,832	211,435	224,363	245,291	265,894	286,822	290,850	150,453	55,373

RECEIPTS
CASH SALES	-	-	-	-	-	-	-	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-	-	-
FCMC NOTE	-	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	230,208
SALE OF ASSETS	-	250,000	-	-	-	-	-	-	-	-	-	-	250,000
OTHER (ATTACH LIST)	-	-	-	-	-	-	-	-	-	-	-	-	-
													-
TOTAL RECEIPTS	-	270,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	20,928	480,208

DISBURSEMENTS
NET PAYROLL	-	-	-	-	-	-	-	-	-	-	-	-
PAYROLL TAXES	-	-	-	-	-	-	-	-	-	-	-	-
SALES, USE, AND OTHER TAXES	-			4,000	1,000					1,900	161,000		167,900
INVENTORY PURCHASES	-												-
SECURED/ RENTAL/ LEASES	-												-
INSURANCE	-	-											-
ADMINISTRATIVE & SELLING	17,000											-	17,000
OTHER (ATTACH LIST)													-
LEGAL	-	-	8,000			8,000				15,000		8,000	39,000
PROFESSIONAL FEES	31,250	53,250	31,250	31,250	-	-	-	-	-	-	-	-	147,000
U.S. TRUSTEE FEES		325			325			325			325		1,300
COURT COSTS													-
TOTAL DISBURSEMENTS	48,250	53,575	39,250	35,250	1,325	8,000	-	325	-	16,900	161,325	8,000	372,200

NET CASH FLOW	(48,250)	217,353	(18,322)	(14,322)	19,603	12,928	20,928	20,603	20,928	4,028	(140,397)	12,928	108,008
(RECEIPTS LESS DISBURSEMENTS)

Cash End of Month	7,123	224,476	206,154	191,832	211,435	224,363	245,291	265,894	286,822	290,850	150,453	163,381	163,381

Footnote:
Assumes plan confirmation in July.

FORM IR-1
(4/07)

In re Franklin Credit Holding Corporation	Case No. 12-24411 (DHS)
Debtor	Reporting Period:___________________________________

SCHEDULE OF RETAINERS PAID TO PROFESSIONALS
(This schedule is to include each Professional paid a retainer 1)

Payee	Check		Name of Payor	Amount	Amount Applied to Date	Balance
	Date	Number
McCarter & English	5/8/2012	wire	Franklin Credit Management Corporation	50,000.00	(53,600)	(3,600.00)
McCarter & English	5/14/2012	wire	Franklin Credit Management Corporation	78,600.00	(49,555)	25,445.00
McCarter & English	5/16/2012	wire	Franklin Credit Management Corporation	50,000.00	(22,239)	53,206.00
McCarter & English	6/4/2012	wire	Franklin Credit Management Corporation	72,775.01	(50,981)	75,000.01

1 Identify all Evergreen Retainers

Footnote:
The above payments were made by Franklin Credit Management on behalf of the Debtor, its Parent Company Franklin Credit Holding Corporation FCMC has waived any right to reimbursement.

In re Franklin Credit Holding Corporation	Case No. 12-24411 (DHS)
Debtor	Reporting Period: June 2012
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER.	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	55,373	0	0	0

RECEIPTS
CASH SALES	0
ACCOUNTS RECEIVABLE	0
LOANS AND ADVANCES	0
SALE OF ASSETS	0
OTHER (ATTACH LIST)	0
TRANSFERS (FROM DIP ACCTS)	0

TOTAL RECEIPTS	0

DISBURSEMENTS
NET PAYROLL	0
PAYROLL TAXES	0
SALES, USE, & OTHER TAXES	0
INVENTORY PURCHASES	0
SECURED/ RENTAL/ LEASES	0
INSURANCE	0
ADMINISTRATIVE	0
SELLING	0
OTHER (ATTACH LIST)	0
0
OWNER DRAW *	0
TRANSFERS (TO DIP ACCTS)	0

PROFESSIONAL FEES	0
U.S. TRUSTEE QUARTERLY FEES	0
COURT COSTS	0
TOTAL DISBURSEMENTS	0

NET CASH FLOW	0
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	55,373

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

	Operating	Payroll	Tax	Other
	#	#	#	#
BALANCE PER BOOKS	55,991

BANK BALANCE	55,991
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-) OUTSTANDING CHECKS (ATTACH LIST)	618
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *	55,373
* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount
		618

OTHER

In re Franklin Credit Holding Company	Case No. 12-24411 (DHS )
Debtor	Reporting Period: June 2012
NOT APPLICABLE
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved		Check		Amount Paid		Year-To-Date
			Payor	Number	Date	Fees	Expenses	Fees	Expenses

NONE PAID

In re Franklin Credit Holding Corporation
Debtor

NOT APPLICABLE
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	0
+ Amounts billed during the period	0
- Amounts collected during the period	0
Total Accounts Receivable at the end of the reporting period	0

Accounts Receivable Aging	Amount
0 - 30 days old	0
31 - 60 days old	0
61 - 90 days old	0
91+ days old	0
Total Accounts Receivable	0
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)	0

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business		X
this reporting period? If yes, provide an explanation below.
2. Have any funds been disbursed from any account other than a debtor in possession		X
account this reporting period? If yes, provide an explanation below.
3. Have all postpetition tax returns been timely filed? If no, provide an explanation		X	see footnote
below.
4. Are workers compensation, general liability and other necessary insurance	X
coverages in effect? If no, provide an explanation below.
5. Has any bank account been opened during the reporting period? If yes, provide
documentation identifying the opened account(s). If an investment account has been opened	X
provide the required documentation pursuant to the Delaware Local Rule 4001-3.

Footnotes:
Tax returns are not due to be filed until September 2012